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                                MASTER AGREEMENT

         This Master Agreement dated as of July 31, 1999 is by and between The Singing Machine Company, Inc. a Delaware corporation (the "Manager") and EPK Financial Corporation, a Texas corporation ("EPK").

                               PRELIMINARY MATTERS

            A. The Manager may, from time to time, identify trading opportunities involving the purchase and resale of goods.

            B. The Parties wish to set forth their agreement regarding the terms upon which EPK may agree to purchase and resell such goods and the provision of management services by, and compensation of, the Manager in connection therewith.

                                    AGREEMENT

         In consideration of the premises, and of the representations, warranties, covenants, agreements, and conditions contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Manager and EPK hereby agree as follows:

                                    ARTICLE I
                                 INTERPRETATION

         1.1 Certain Definitions. As used in this Agreement, the following terms have the meanings specified:

              "Affiliate" when used with respect to a Person, means any other Person whom directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person. The term "control" (including the correlative term "controlled") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract or otherwise.

              "Agreement" has the meaning specified in Section 1.4.

              "Business Day" means any day which is not a Saturday, a Sunday or a day on which national banks in the State of Texas are authorized or required by law to be closed.

              "Confirmation" means a confirmation in the form of Exhibit A or such other form of written instrument as to which the Parties may agree.

              "Credit Enhancement," with respect to a Transaction and if applicable, means the letter of credit, guaranty, bond or other form of credit support with respect to the obligations of the Purchaser under such Transaction, provided by the Credit Enhancer for such Transaction.


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              "Credit Enhancer" with respect to a Transaction, means the
         Person, if any, identified as such in the Confirmation with respect to such Transaction.

              "EPK" has the meaning specified in the preamble to this Agreement.

              "EPK Minimum Proceeds" with respect to a Transaction, has the meaning specified in the Confirmation for such Transaction.

              "EPK Purchase Price," with respect to a Transaction, means the aggregate purchase price payable to the Vendor for the Goods under such Transaction as set forth in the Vendor Invoice for such Transaction and the Confirmation with respect to such Transaction.

              "Event of Default" has the meaning specified in Section 4.1.

              "FCPA" means the U.S. Foreign Corrupt Practices Act, 15 U.S.C. 78a, et seq., as amended, supplemented and replaced from time to time.

              "Governmental Authority" means any government or any political subdivision or agency, department or instrumentality thereof, including, without limitation any court or administrative body.

              "Goods," with respect to a Transaction, means the goods identified as such in the Confirmation with respect to such Transaction.

              "Guarantor" means Edward Steele and John Klecha. The Guarantor constitutes a Credit Enhancer with respect to all Transactions hereunder.

              "Guaranty" means the guaranty of the Guarantor, in form acceptable to EPK, delivered pursuant to Section 5.14. The Guaranty shall constitute Credit Enhancement with respect to all Transactions hereunder.

              "Manager's Compensation," with respect to a Transaction and subject to Section 2.5, the compensation of the Manager for performing his obligations in respect of such Transaction under the Agreement, as specified in the Confirmation with respect to such Transaction.

              "Party" means EPK or the Manager.

              "Person" means collectively, any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated organization, joint venture, firm or other entity, or Governmental Authority.


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              "Purchase Order" with respect to a Transaction, means the
         agreement referring to purchase orders from the Purchaser for the Goods with respect to such Transaction.

              "Purchaser" with respect to a Transaction, means the Person identified as such in the Confirmation with respect to such Transaction.

              "Purchaser Purchase Price," with respect to a Transaction, means the aggregate purchase price payable by the Purchaser for the Goods under such transaction as set forth in the Purchase Order for such Transaction and the Confirmation with respect to such Transaction.

              "Solvent," as to any Person, such Person (a) owns property whose fair salable value is greater than the amount required to pay all of such Person's indebtedness (including contingent debts), (b) is able to pay all of the indebtedness as such indebtedness matures and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

              "Taxes" means all taxes, tariffs, duties, stamp taxes or fees of any description due any Governmental Authority arising out of or in connection with any Transaction, excepting only United States federal income taxation of EPK and any State of Texas tax based on the net income of EPK.

              "Transaction" means a particular transaction governed by the terms of this Agreement, including the terms set forth in the Confirmation with respect to such transaction.

              "Vendor" with respect to a Transaction, means the Person identified as such in the Confirmation with respect to such Transaction.

              "Vendor Pro Forma Invoice" with respect to a Transaction, means the contract from the Vendor for the Goods with respect to such Transaction.

         1.2  Other Definitional Provisions.

              a. Unless otherwise specified therein, all terms defined in this Agreement have the above-defined meanings when used in any Confirmation, certificate, amendment, report or other document made or delivered pursuant hereto.

              b. Each term defined in the singular form in Section 1.1 shall mean the plural thereof when the plural form of such term is used in this Agreement or any Confirmation, certificate, amendment, report or other document made or delivered pursuant hereto, and each term defined in the plural form in
Section 1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.




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              c. The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references herein are references to sections, schedules and exhibits to this Agreement unless otherwise specified.

              d. The word "including" when used herein shall mean "including without limitation."

              e. Unless otherwise specified herein, all times set forth herein are Dallas, Texas time.

         1.3 Inconsistency. In the event of any inconsistency between the provisions of any Confirmation and this Agreement, such Confirmation will prevail for the purpose of (but only for the purpose of) the relevant Transaction.

         1.4 Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the Parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.


                                   ARTICLE II
                                  TRANSACTIONS

         2.1 Offer. The Manager may, from time to time propose a Transaction by submitting to EPK a proposed Confirmation setting forth for such Transaction the Goods, the EPK Minimum Proceeds, the Manager's Compensation, the EPK Purchase Price, the Vendor, the Purchaser Purchase Price, the Purchaser, information sufficient to enable to EPK to determine the relative credit worthiness of the Purchaser, the Purchaser's terms and method of payment in the transaction, and, if applicable, the Credit Enhancer, and attaching copies of the Vendor Invoice, the Purchase Order and, if applicable, the Credit Enhancement (other than the Guaranty) with respect to the proposed Transaction.

         2.2 Acceptance. EPK shall have no obligation to enter into any proposed Transaction. In the event that EPK and the Manager agree upon a proposed Transaction, such agreement shall be evidenced by the execution and delivery (which may be by telecopy) of a Confirmation setting forth the terms of such Transaction. The Confirmation with respect to a Transaction shall become effective upon all of the following having occurred (i) execution and delivery thereof by both of the Parties; (ii) assignment (or other means of transfer) to EPK acceptable to EPK of any Credit Enhancement with respect to the Transaction;
(iii) if requested by EPK, deliver to EPK a letter from each and every creditor of Manager that now or hereafter holds a security interest in or lien on any and all of Manager's Inventory and Accounts whereunder each of them shall have consented to the Transactions contemplated by this Agreement and shall have acknowledged EPK's sole and exclusive ownership in the Goods and all proceeds thereof, and (iv) if requested by EPK, the establishment of a lock box account over which EPK shall have sole access, dominion and control at a state or national bank located in Dallas, Texas acceptable to EPK (the "Lock Box") at the sole cost and expense of Manager.


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         2.3  Services of the Management. Unless otherwise specified in the
Confirmation relevant to a Transaction, the Manager shall: (a) cause the Goods to be shipped to the Purchaser in accordance with the Purchase Order relevant to such Transaction and bear all costs, including any shipping costs and messenger expenses and legal costs, incidental to such Transaction; (b) indemnify and hold EPK harmless from and against any loss caused by the failure of (i) the Vendor or any shipper timely to deliver Goods which conform to the requirements of the Vendor Invoice, the Purchase Order and applicable law, or (ii) the Manager to truthfully represent the Purchaser's credit information or the terms and method of payments in the transaction as contemplated in Section 3.1; (c) indemnify and hold EPK harmless from and against any claim of or liability to any Person arising out of the Transaction, including without limitation any claim of or liability to the Purchaser or any other Person in respect of the Goods; (d) pay, and indemnify and hold EPK harmless from and against, any Taxes due in connection with such Transaction; and (e) be responsible for performing all administrative and ministerial tasks relating to the collection of such invoices to the Purchaser; provided, however, that the foregoing shall in no way limit EPK's right at any time and from time to time to collect amounts owing under such invoices directly; and provided, further, that the foregoing shall not constitute a guaranty by Manager of the payment or collection of such invoices.

         2.4 Maximum EPK Purchase Price. Unless otherwise specified in the Confirmation relevant to a Transaction, the maximum EPK Purchase Price shall be $ 1,000,000.00.

         2.5 Compensation of the Manager. The compensation of the Manager in respect of its services in connection with a particular Transaction shall be the Manager's Compensation set forth in the Confirmation with respect to such Transaction; provided, that unless otherwise specified in the Confirmation with respect to such Transaction, the compensation of the Manager in respect of a particular Transaction shall be payable solely from the proceeds received by EPK from the Purchaser and, if applicable, the Credit Enhancer with respect to such Transaction and only to the extent that such proceeds exceed the EPK Minimum Proceeds for such Transaction.

         2.6 Further Assurances. The Manager hereby agrees that at any time and from time to time after the execution of this Agreement, Manager shall, upon request of EPK, execute and deliver such further acts and things as EPK may request in order to fully effect the purposes of this Agreement and to protect EPK's interests in the Goods and/or Credit Enhancements, including, but not limited to, furnishing any and all documents necessary to enable EPK or its insurer to defend itself in any litigation arising in connection herewith. Manager shall give EPK written notice of any action known by Manager to have been taken by a third party which may jeopardize EPK's rights in the Goods and/or Credit Enhancement promptly after Manager becomes aware of the same. Manager hereby agrees to reimburse EPK for all out-of-pocket costs and expenses (including but not limited to reasonable attorneys fees) incurred by EPK in connection with (i) any litigation, contest, dispute, suit, proceeding or action (whether instituted by EPK, the Vendor, the Purchaser, Manager or any other person) in any way relating to the Goods, the transactions or this Agreement,
(ii) any attempt to enforce any of EPK's rights in the Goods or Credit


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Enhancements in the transactions or under this Agreement against Manager, the
Vendor, the Purchaser or any other person, and/or (iii) any attempt to verify, protect, sell, liquidate or otherwise dispose of the Goods and/or Credit Enhancements.

         2.7 Title. All Goods shall at all times be and remain the sole and exclusive property of EPK and titled in the name of EPK or such tradestyle as may be acceptable to EPK.

         2.8 Insurance on Goods. Manager shall obtain insurance on behalf of EPK which insures the Goods against all risks or physical loss or damage with warehouse to warehouse coverage. All such policies of insurance shall name EPK as the sole insured party and as exclusive loss-payee thereunder.

         2.9 Collection of Purchaser Purchase Price. All invoices shall instruct the Purchaser to remit their payments directly to the Lock Box. Without limiting the foregoing, in the event that Manager shall receive any remittances from any Purchaser from time-to-time on account of transactions, such remittances shall be and remain EPK's property and Manager shall hold such remittances as trustee of an express trust for EPK's benefit and immediately deliver over to EPK for deposit or cause to be deposited the same in the Lock Box or to EPK or to such other account designated by EPK. Manager acknowledges that such remittances are the sole and exclusive property of EPK. All payments of the Purchaser's Purchase Price which are made through presentment of a letter of credit shall instruct the collecting or paying bank of said letter of credit to make payment by wire transfer of immediately available funds to the Lock Box, to EPK or to such other account designated by EPK. All funds deposited in said special account are the sole and exclusive property of EPK. EPK and its directors, officers and agents shall have the right to sign and endorse on behalf of Manager all checks, drafts and other forms of payment received by EPK in connection with the payment of any account. Manager appoints EPK or any other person EPK may from time to time designate, as Manager's attorney-in-fact with power to:

              (a) endorse Manager's name on any checks, drafts or other forms of payment or security that may come into possession;

              (b) sign Manager's name on notices of assignment, financing statements, verifications of Accounts and notices to Account Debtors;

              (c) receive, open and dispose of all mail addressed to Manager and received by EPK;

              (d) send requests for verification of Contracts/Purchase Orders,
                  Accounts to current and/or potential future Accounts Debtors; and

              (e) do all things necessary to carry out the terms of this agreement.


         2.10 Access to Information and Control Over Goods. Manager shall provide EPK with any and all information which EPK may reasonably request concerning the Goods, the Purchaser, the Vendors, Manager, and/or any other


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parties involved with the Goods, including, but not limited to, the inspection of the books and records of Manager by EPK and its representatives. Manager shall provide EPK with immediate access to any and all Goods in Manager's possession, actual or constructive, upon request by EPK. In the event that EPK determines in good faith that it is necessary for EPK to assert or enforce its rights as owner of the Goods in order to adequately protect its interests, EPK shall be permitted to take, and Manager shall assist EPK in taking any and all action as EPK deems necessary, including, but not limited to, (i) notifying freight forwarders, the Purchasers, the Vendors and other third parties of EPK's interest in the Goods, and (ii) taking immediate and complete physical control over the Goods as the proceeds thereof

         2.11 NO WARRANTIES ON GOODS. ALL GOODS COVERED BY THE AGREEMENT ARE RESOLD BY EPK "AS IS" AND "WITH ALL FAULTS," AND MANAGER ACKNOWLEDGES THAT NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE ARE TO BE IMPLIED IN THE AGREEMENT. EPK GIVES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, PRODUCTIVENESS, OR ANY OTHER MATTER OF ANY OF THE GOODS. EPK SHALL BE IN NO WAY RESPONSIBLE FOR THE PROPER USE OR SERVICE OF THE GOODS.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 The Manager. The Manager hereby represents and warrants, and the delivery by the Manager of each Confirmation shall constitute the further representation and warranty of the Manager, that:

              (a) The Manager is a corporation duly organized and validly existing and in good standing under the laws of Delaware.

              (b) the Manager has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by it hereunder;

              (c) neither the execution and delivery by the Manager of this Agreement, nor the consummation of any of the Transactions herein contemplated, nor compliance with the terms and provisions hereof, will
         (i) materially contravene or conflict with the articles of incorporation or bylaws of the Manager, any requirement of law to which the Manager is subject, or any indenture, mortgage, deed of trust, or other agreement or instrument to which the Manager is a party or by which the Manager may be bound, or to which the property of the Manager may be subject, or (ii) result in the creation or imposition of any lien on the property of the Manager;



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              (d) this Agreement is the legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms;

              (e) there is no material fact relevant to the transactions contemplated by this Agreement (and in the case of each Confirmation, there is no material fact relevant to the Transaction set forth in such Confirmation) known to the Manager that the Manager has not disclosed to EPK;

              (f) the Manager is not (and in the case of each Confirmation, to the knowledge of the Manager after due inquiry, neither the Purchaser nor the Vendor thereunder is) in default under any loan agreement, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its property is bound;

              (g) there are no material actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of the Manager threatened, against the Manager (and in the case of each Confirmation, to the knowledge of the Manager after due inquiry, there are no material actions, suits or legal, equitable, arbitration or administrative proceedings pending, or threatened, against the Purchaser or the Vendor thereunder);

              (h) all tax returns required to be filed by the Manager in any jurisdiction have been filed and all taxes, assessments, fees and other governmental charges upon the Manager or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon;

              (i) neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, or the registration, recording or filing by the Manager or any other Person of any document with, or the taking of any other action in respect of, any Governmental Authority which has jurisdiction over the Manager (or, in the case of each Confirmation, the Purchaser or the Vendor thereunder) or any of its property;

              j) the Manager has delivered to EPK a list of all creditors of the Manager, copies of the income statement and balance sheet of the Manager as of December 31, 1997, the balance sheet of the Manager as of February 28, 1998 and the US Federal income tax returns of the Manager for the years 1995 and 1996, such lists, statements, balance sheets and tax returns are accurate in all material respects;

              (k) the Manager (and, in the case of each Confirmation, to the best knowledge of the Manager, the Purchaser and the Vendor thereunder) is Solvent;

              (1) none of the Purchaser, the Vendor or the Credit Enhancer with respect to any Transaction is an Affiliate of the Manager; and


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              (m) all information furnished by the Manager in each Confirmation is true and correct.

All representations and warranties by the Manager herein shall survive until all obligations of the Manager under this Agreement have been irrevocably paid in full, and any investigation at any time made by or on behalf of EPK shall not diminish the right of EPK to rely thereon.


                                   ARTICLE IV
                                DEFAULT; REMEDIES

         4.1 Event of Default. An Event of Default shall exist if any one or more of the following occurs:

              (a) The Manager fails to make any payment due hereunder on the date that such payment is due;

              (b) the Manager fails to observe or perform any other term, covenant or agreement set forth in this Agreement on its part to be performed or observed and such failure continues unremedied for five
         (5) Business Days past the date when such observance or performance is due;

              (c) any material statement, warranty or representation by or on behalf of the Manager contained this Agreement, (including any Confirmation or other writing furnished in connection with this Agreement) proves to have been incorrect or misleading in any material respect when made or deemed made;

              (d) any provision of this Agreement shall for any reason cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part, or the validity or enforceability of any such document shall be challenged or denied; or

              (e) (i) the commencement by the Manager or any Credit Enhancer as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or the seeking by the Manager or any Credit Enhancer of the appointment of a receiver, trustee, custodian or similar official for such Person or any substantial part of its property, (ii) the commencement of any such case or proceeding against the Manager, (iii) the making by the Manager or any Credit Enhancer of a general assignment for the benefit of its creditors, or (iv) the admission in writing by the Manager or any Credit Enhancer that it is unable to pay its debts as they become due.

         4.2 Remedies. Upon the occurrence of an Event of Default, all obligations of EPK hereunder shall be suspended and EPK may exercise all rights and remedies granted in this Agreement in any Credit Enhancement and/or under applicable law, and may offset all Manager's compensation then due against any sums due EPK.




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                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Term. This Agreement may be terminated by EPK immediately upon written notice to the Manager or by the Manager upon 30 days after Manager delivers written notice to EPK and shall terminate without notice by either Party on July 31, 2001; provided, that notwithstanding the termination of this Agreement, this Agreement shall continue in full force and effect with respect to any Transactions with respect to which Manager has not fully performed its obligations hereunder until such time as such performance is completed.

         5.2 Entire Agreement. Amendments. etc. This Agreement constitutes the entire agreement and understanding of the Manager with respect to its subject matter and supersedes all oral communications and prior writings with respect thereto. No amendment or waiver of any provision of this Agreement nor any consent to any departure by either Party herefrom shall in any event be effective unless the same shall be in writing and signed by the Party against whom enforcement of such amendment, waiver or consent is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.3 No Waiver, Remedies. No failure on the part of EPK to exercise, and no delay on the part of EPK in exercising, any right hereunder shall operate as a waiver of such right; nor shall any single or partial exercise of any right by EPK preclude any further or subsequent exercise of the same or any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         5.4 Notices. etc. Any notice or other communication in respect of this Agreement may be given in any form set forth below to the address or number or in accordance with the electronic messaging system details provided on Schedule I and will be deemed effective as indicated:

              (i) If in writing and delivered in person or by courier, on the date it is delivered;

              (ii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine); or

              (iii) if sent by certified or registered mail or the equivalent (return receipt requested) on the date it is delivered.

Either Party may by written notice to the other change the address or facsimile number or electronic messaging system details at which notices are to be given to it.




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         5.5 Captions. The captions in this Agreement are for convenience of reference only and are not to be given any substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

         5.6 Transfer. Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by the Manager without the prior written consent EPK. EPK may, with written notice to the Manager, assign or transfer all or any part of its interests and obligations herein to any other Person, and such other Person shall thereupon become vested with all rights and obligations in respect thereof granted to and assumed by EPK herein or otherwise.

         5.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF TEXAS.

         5.8 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN DALLAS COUNTY, TEXAS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR OTHER PRINCIPAL PLACE OF BUSINESS OF MANAGER OR EPK, MANAGER HEREBY CONSENTS AND AGREES THAT THE DISTRICT COURT OF DALLAS COUNTY, TEXAS, OR, AT EPK'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN MANAGER AND EPK PERTAINING TO THIS AGREEMENT OR TO ANY OTHER MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. MANAGER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND MANAGER HEREBY WAIVES ANY OBJECTION WHICH MANAGER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. MANAGER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO MANAGER AT THE ADDRESS LAST KNOWN TO EPK AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF MANAGER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF EPK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY MANAGER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE



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TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER
APPROPRIATE FORUM OR JURISDICTION.

         5.9 JURY TRIAL; DAMAGES. THE MANAGER AND EPK HEREBY (a) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN; (b) IRREVOCABLY WAIVES, TO THE EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (c) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (d) ACKNOWLEDGE THAT THEY ENTERED INTO THE AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY, BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         5.10 Attorneys' Fees. Each Party agrees that in the event of any litigation concerning this Agreement, the non-prevailing Party shall pay the fees and expenses of the prevailing Party. Except as set forth in the preceding sentence, and subject to Sections 2.3 and 2.6, each Party shall pay its own legal fees and expenses in connection herewith.

         5.11 No Rights Conferred Upon Third Parties. This Agreement is for the benefit of the Parties hereto and nothing contained herein shall be construed to give any third party any benefits or rights hereunder.

         5.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         5.13 COMPLIANCE WITH LAWS. MANAGER SHALL STRICTLY OBSERVE AND COMPLY WITH ALL FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS WHICH GOVERN THE MANUFACTURE, SALE, HANDLING AND DISPOSAL OF ANY PRODUCTS HEREIN SPECIFIED. MANAGER ALSO AGREES TO COMPLY WITH THE PROVISIONS RELATING TO THE FCCA SET FORTH IN EXHIBIT B. IF MANAGER VIOLATES ANY OF SUCH LAWS OR REGULATIONS OR IS OFFICIALLY CHARGED WITH SUCH VIOLATIONS, EPK IN ITS SOLE DISCRETION MAY TREAT THIS CONDUCT AS A BREACH OF THIS WHOLE AGREEMENT AND IN ADDITION TO ANY OTHER REMEDIES, MAY IMMEDIATELY TERMINATE THIS AGREEMENT.




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




         5.14 Guaranty. The Manager shall cause the Guarantor to execute and deliver the Guaranty and take all actions reasonably requested by EPK to cause the Guarantor to perform its obligations under the Guaranty.






                     [REMAINDER OF PAGE INTENTIONALLY BLANK]






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




         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                               MANAGER:

                                               THE SINGING MACHINE COMPANY, INC.

                                               By: /s/ John Klecha
                                                   -----------------------------
                                                   John Klecha
                                                   Title: Secretary/Treasurer


                                               EPK:

                                               EPK FINANCIAL CORPORATION

                                               By: /s/ Edward P. King
                                                   -----------------------------
                                                   Edward P. King
                                                   Title: President



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




                                   SCHEDULE I
                                       TO
                                MASTER AGREEMENT
            EXECUTED AND DELIVERED AS OF ______________ 1999 BETWEEN
                THE SINGING MACHINE COMPANY, INC. (the "Manager")
                                       AND
                        EPK FINANCIAL CORPORATION ("EPK")


                              ADDRESSES FOR NOTICES


Address for notices to the Manager:

         Address: 6601 Lyons Road, Building A-7 Coconut Creek, FL 33073

         Attention: John Klecha

         Facsimile (954) 596-2000  Phone: (954) 596-1000


Address for notices to EPK:

         Address: 2711 Cedar Springs Dallas, TX 75201

         Attention: Edward P. King

         Facsimile: 214/999-0289   Phone: 214/871-0055


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